Exhibit 10.8

End to End Development

SERVICE AGREEMENT

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THIS SERVICE AGREEMENT (“Service Agreement”) is made on the date as set out in Schedule-1 herein.

BETWEEN

1.	BELIVE TECHNOLOGY PTE. LTD., (Singapore UEN No. 201417743R), with its registered office at 29 Media Circle Alice@Mediapolis #09-06, Singapore 138565 (“BeLive”);

AND

2.	The ENTITY, the particulars of which are set out in Schedule-1 herein (“Client”),

(for the ease of reference, the aforesaid parties shall be referred to herein collectively as “the Parties” and singularly as a “Party”. For the avoidance of doubt, any references to Party (including the plural of such terms) shall include their representatives, agent, assigns and/or estate where the context so permits).

WHEREAS

(A)	BeLive is in the business of, inter alia, developing software and programming activities, and is the owner and provider of software and services arising out of and/or in relation to any and all forms of video-streaming (“the Belive Technology”).

(B)	The Client is desirous of using the BeLive Technology, and BeLive is desirous of providing the BeLive Technology for the Client’s usage.

Now therefore in consideration of the mutual covenants and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: -

1.	INCORPORATION OF TERMS

1.1	With effect from the date of this Service Agreement, the Service Agreement and the terms as set out and accessible at the following URL (<[x]>) (password: [x]) (“the Terms”), shall be read and construed as one document, and the Terms shall be considered as part of the Service Agreement.

1.2	Without prejudice to the generality of the foregoing, where the context so allows, references in the Terms to “this Service Agreement”, “hereof”, “herein”, “herewith”, “hereunder” and words of similar effect, shall be read and construed as references to the Terms as may be included, amended, supplemented, modified or varied by this Service Agreement.

1.3	Except to the extent expressly substituted, supplemented, varied or amended by the Terms, the Terms and the Service Agreement are hereby confirmed and shall remain in full force and effect.

2.	PROVISION OF THE SERVICES

2.1	BeLive shall provide the Client with the services as set out in Schedule-2 herein (“the Services”).

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2.2	Parties may at such subsequent time enter into supplemental orders (“Supplemental Orders”) to mutually vary and/or supplement any other aspects of the Services, including but not limited to the inclusion of any additional installation works.

3.	PAYMENT TERMS

3.1	The Client shall make payment of the Services in accordance with the terms as set out in Schedule-3 herein.

4.	NOTICE

4.1	A notice or other communication under or in connection with the Service Agreement shall be in writing in the English language and delivered personally or sent by email to the Party due to receive the notice or communication to the address or email address set out in Schedule-1 herein (or to an alternative address, or email address specified by that Party by not less than 2 Business Days’ written notice).

4.2	Unless there is evidence that it was received earlier, the notice or communication referred to in Clause 4.1 is deemed given: -

4.2.1	If delivered personally, when left at the address referred to in Schedule-1 herein;

4.2.2	If sent by email, when the email is sent to the email address referred to in Schedule-1 herein,

provided that in each case where delivery occurs after 6:00 pm on any day, notice shall be deemed given at 9:00 am the next Business Day.

[the rest of this Service Agreement is intentionally left blank]

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Prior to signing this Service Agreement, the Client expressly and unequivocally confirms that the Client has also read the Terms (as referenced in Clause 1.1 of this Service Agreement) very carefully, and that the Client has understood the Terms.

By signing this Service Agreement and/or using any part of the Services, the Client agrees to, and agrees to be bound to, the Terms.

If the Client does not agree to these Terms, the Client must not sign the Service Agreement and/or use any part of the Services.

IN WITNESS WHEREOF the parties hereto have signed this SERVICE AGREEMENT on the date above written.

Name:	[insert details]	Name of Witness:	[insert details]
Designation:	[insert details]	NRIC No:	[insert details]
For and on behalf of
BELIVE TECHNOLOGY PTE. LTD.
Date:	[insert details]

Name:	[insert details]	Name of Witness:	[insert details]
Designation:	[insert details]	Identification No:	[insert details]
For and on behalf of
The Client, the particulars of which are set out in Schedule-1 herein
Date:	[insert details]

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SCHEDULE-1

Item	Description	Details
1.	Date of Service Agreement	[insert date of the Service Agreement]

2.	Details of BeLive

Name of Entity: [insert full name of Company / Partnership / Sole Proprietorship]

Entity Registration No: [insert number]

Country of Incorporation: [insert country of incorporation]

Registered Address: [insert registered address]

Mailing Address: [insert mailing address]

Email Address: [insert address]

3.	Details of the Client

Name of Entity: [insert full name of Company / Partnership / Sole Proprietorship]

Entity Registration No: [insert number]

Country of Incorporation: [insert country of incorporation]

Registered Address: [insert registered address]

Mailing Address: [insert mailing address]

Email Address: [insert address]

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SCHEDULE-2

The Services

1.	[set out the description of the End-to-End Services provided]

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SCHEDULE-3

Payment Schedule

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